UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2014

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 9161
800 South Street
Waltham, Massachusetts  02454-9161
(Address of principal executive offices) (Zip Code)

(781) 894-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02              Results of Operations and Financial Condition.

On March 13, 2014, Global Partners LP (“Global” or the “Partnership”) issued a press release in part affirming its full year 2013 guidance.  A copy of the Partnership’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to Item 2.02 in this report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, unless the Partnership specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 4.02(a)                            Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 12, 2014, the Audit Committee of the Board of Directors of the general partner of Global, in consultation with management and Ernst & Young LLP, the Partnership’s independent registered public accounting firm (“Ernst & Young”), concluded that the Partnership’s previously issued unaudited consolidated financial statements as of and for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013 (together the “Restated Periods”) included in the Form 10-Q filed May 9, 2013, the Form 10-Q filed August 8, 2013 and the Form 10-Q filed November 7, 2013, respectively, should no longer be relied upon.  The Partnership will restate its unaudited consolidated financial statements for the Restated Periods primarily to reflect a correction in its accounting for Renewable Identification Numbers (“RINs”).  In the absence of published GAAP guidelines with respect to the proper accounting treatment for RINs, the Partnership applied what it believed was appropriate accounting for RINs.  Upon further evaluation during 2014, the Partnership considered industry practice and analogies to other accounting literature and corrected its accounting for RINs.  The Partnership retroactively applied this accounting to the Restated Periods.  The Partnership will also restate an accrued obligation affecting cost of goods sold specific to the procurement of petroleum products as a result of a retrospective review of the aging of accrued obligations that identified certain out of period adjustments.  Accordingly, the Partnership will restate its previously issued unaudited consolidated financial statements and file  Form 10-Q/As for March 31, 2013, June 30, 2013 and September 30, 2013 as soon as reasonably practicable.

Due to the additional time required to address issues relating to the restatement of the Partnership’s previously issued unaudited consolidated financial statements for the Restated Periods, the Partnership’s filing of its Annual Report on Form 10-K for the year ended December 31, 2013 (“2013 Form 10-K”) will be delayed. The Partnership intends to file the 2013 Form 10-K no later than Monday, March 31, 2014.

Item 9.01              Financial Statements and Exhibits

(d)	Exhibit

99.1	Global Partners LP Press Release dated March 13, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2014

GLOBAL PARTNERS LP
	By:	Global GP LLC,
Its general partner

	By:	/s/ Edward J. Faneuil
	Name:	Edward J. Faneuil
	Title:	Executive Vice President, General Counsel
and Secretary